                       TENTH AMENDMENT TO
                        CREDIT AGREEMENT


     This TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment")
                                                     ---------
dated as of June 28, 1996, is among PURINA MILLS, INC., a Delaware corporation and successor by merger to PMI Acquisition Corporation (the "Borrower"), the financial institutions listed on the
      --------
signature pages hereof (collectively, the "Lenders" and
                                           -------
individually, a "Lender"), TEXAS COMMERCE BANK NATIONAL
                 ------
ASSOCIATION, a national banking association ("TCB"), in its
                                              ---
capacity as administrative and syndication agent (in such capacity, the "Agent") for the Lenders hereunder, and THE CIT GROUP/BUSINESS
     -----
CREDIT, INC., a New York corporation ("CIT"), in its capacity as
                                       ---
collateral agent (in such capacity, the "Collateral Agent") for the
                                         ----------------
Lenders hereunder.

     PRELIMINARY STATEMENT. The Borrower, the Lenders, the Agent, and the Collateral Agent are parties to the Credit Agreement dated as of September 27, 1993, as amended by the First Amendment to Credit Agreement dated as of December 1, 1993, the Second Amendment to Credit Agreement dated as of March 31, 1994, the Third Amendment to Credit Agreement dated as of April 21, 1994, the Fourth Amendment to Credit Agreement dated as of November 15, 1994, the Fifth Amendment to Credit Agreement dated as of January 10, 1995, the Sixth Amendment to Credit Agreement dated March 15, 1995 to be effective as of January 31, 1995, the Seventh Amendment to Credit Agreement dated as of March 15, 1995, the Eighth Amendment to Credit Agreement dated as of May 31, 1995 and the Ninth Amendment to Credit Agreement dated as of March 22, 1996 (as so amended, the "Credit Agreement"; capitalized terms used herein and not otherwise
 ----------------
defined herein shall have the meanings assigned to them in the Credit Agreement) and each of PM Holdings Corporation, a Delaware corporation, Carolina Agri-Products, Inc., a Delaware corporation, Coastal Ag-Development, Inc., a North Carolina corporation, PMI Feeds, Inc., a Delaware corporation, PMI Nutrition, Inc., a Delaware corporation, Purina Livestock Management Services, Inc., a Texas corporation, Cole Grain Company, Inc. (formerly known as Spartan Grain & Feed Co.), a Delaware corporation, and Earth City Resources, Inc., a Delaware corporation, have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to Guaranty Agreements each dated as of September 27, 1993 and as may be amended from time to time and Golden Sun Feeds, Inc., a Delaware corporation, and Golden Sun Finance, Inc., an Iowa corporation, have guaranteed the obligations of the Borrower under the Credit Agreement and the Notes pursuant to a Guaranty Agreement dated as of March 15, 1995 and as may be amended from time to time (all such foregoing corporations entering into such guaranty agreements collectively hereinafter called, the "Guarantors")
 ----------

     The Borrower has requested that the Lenders make the changes to the Credit Agreement set forth in this Amendment. The Lenders have consented to such requests, subject to the terms and conditions of this Amendment.

     SECTION 1.     Amendment of the Credit Agreement.
                    ---------------------------------

     (a) Section 1.1 of the Credit Agreement is hereby amended by the addition of the following proviso to the end of the definition for the defined term "Letter of Credit Obligations":

     ; provided that "Letter of Credit Obligations" shall not
       --------
     include IRB Letter of Credit Obligations.

     (b) Section 1.1 of the Credit Agreement is hereby amended by restating the definition for the defined term "Revolving Credit
Commitment" to read in its entirety as follows:

     "Revolving Credit Commitment" shall mean, as to any Lender,
      ---------------------------
     such Lender's Pro Rata Percentage of $65,000,000 on June 28, 1996, as set forth opposite such Lender's name under the heading "Revolving Credit Commitment" on Schedule 1.1
                                                  ------------
     hereto, as such amount may be reduced or terminated from time to time pursuant to Sections 4.4 or 12.1 hereof, and "Revolving Credit Commitments" means, collectively, the
      ----------------------------
     Revolving Credit Commitments for all the Lenders.

     (c) Section 1.1 of the Credit Agreement is hereby amended by the addition of the following defined terms:

          "IRB Letter of Credit" shall mean each Letter of
           --------------------
     Credit issued in support of industrial revenue bonds, the proceeds of which bonds have been or will be received by the Borrower or any Subsidiary of the Borrower as a loan from a municipal issuer, or a nonprofit entity issuer acting on behalf of a municipality, for the purpose of constructing, equipping or renovating mills and designated in writing by the Borrower as an IRB Letter of Credit."

          "IRB Letter of Credit Obligations" shall mean, at any
           --------------------------------
     time, the lesser of (i) $18,000,000 and (ii) the sum of (a) the aggregate undrawn and unexpired amount of the outstanding IRB Letters of Credit plus (b) the aggregate
                                       ----
     amount of drawings under IRB Letters of Credit which have not then been reimbursed pursuant to Section 2.3(e) hereof."

     (d) Section 2.3(a) is hereby amended to read in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement, the Borrower may request that any Lender at its option from time to time issue Letters of Credit for the Borrower's account for, in the case of Letters of Credit other than IRB Letters of Credit, any general corporate purpose, and in the case of IRB Letters of Credit, for the purpose set forth in the definition thereof, (such Lender thereby becoming the "Issuing Lender"); provided that the
                           --------------    --------
     Issuing Lender shall not issue any such Letter of Credit
     (a) if such issuance would cause the Letter of Credit Obligations to exceed $25,000,000 at the time of such issuance or (b) if, after giving effect to such Letter of Credit, (i) the aggregate outstanding principal balance of the Revolving Credit Loans plus the Letter of Credit
                                ----
     Obligations would exceed an amount equal to the lesser of the Borrowing Base and the Revolving Credit Commitments at such time or (ii) the aggregate

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
     outstanding principal balance of the Revolving Credit Loans plus the IRB Letter of Credit Obligations plus the Letter of
     ----
     Credit Obligations would exceed an amount equal to the Revolving Credit Commitments at such time.

     (e) Schedule 1.1 attached to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1.1 attached hereto.

     SECTION 2.     Conditions of Effectiveness.  This Amendment shall
                    ---------------------------
become effective on June 28, 1996, upon the receipt by the Agent of an executed counterpart of this Amendment or evidence satisfactory to the Agent of such execution thereof from the Borrower, the Guarantors and the Lenders (in accordance with Section 14.2 of the Credit Agreement). The obligation of each Lender to make an advance to the Borrower of all or any portion of its share of the increase in the Revolving Credit Commitment as increased by this Amendment is subject to the following conditions (the making of such an advance by a Lender shall evidence such Lender's satisfaction with the Borrower's compliance with the following conditions):

     (a) The Agent shall have received, appropriately dated and in form and substance satisfactory to the Agent, for each Lender, a Revolving Credit Note duly executed by the Borrower and payable to the order of such Lender in the amount of such Lender's Revolving Credit Commitment as set forth on Schedule 1.1.

     (b) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (1) the names, offices held and true signatures of officers of the Borrower authorized to sign this Amendment, the Revolving Credit Notes and any other amendments to the Security Documents, to which the Borrower is a party, and the notices and other documents and certificates to be delivered pursuant to the Credit Agreement as amended hereby, (2) the by-laws and certificate of incorporation of the Borrower as in effect on the date of such certification, and (3) the resolutions of the Board of Directors of the Borrower approving and authorizing the increase in the Revolving Credit Commitment and the execution, delivery and performance by the Borrower of this Amendment, the Revolving Credit Notes and any amendments to the Security Documents deemed necessary by either Agent and the transactions contemplated hereunder.

     (c) The Agent shall have received on behalf of the Lenders, an opinion addressed to the Lenders of Bracewell & Patterson L.L.P., counsel for the Borrower in form and substance satisfactory to the Agent. The Borrower hereby directs its counsel referred to in this section to deliver to the Lenders such opinion and authorizes the Lenders to rely thereon.

     (d) Payment of all fees due as specified between the Borrower and the Agent in an Agent's Letter and of all fees and expenses of or incurred by the Agent and its counsel to the extent billed as of the effective date of this Amendment and payable pursuant to this Amendment.
     (e) The Borrower shall have taken such actions, and the Agent shall have received such other documents, as the Agent may reasonably request.

     SECTION 3.     Representations and Warranties True; No Default
                    -----------------------------------------------
or Event of Default.  By its execution and delivery hereof, the
- -------------------
Borrower represents and warrants that, as of the date hereof and after giving effect to this Amendment, (a) the representations and warranties contained in the Credit Agreement and the Holdings Guaranty are true and correct on and as of the date hereof as though made on and as of such date (except for those Sections or parts thereof that, by their terms, relate to a specified date (in which case such representations and warranties shall be or shall have been true and correct on and as of such date)), and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

     SECTION 4.     Reference to the Credit Agreement.  Upon the
                    ---------------------------------
effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement, the Notes or the Security Documents to "the Credit Agreement," "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 5.     Ratification of Credit Agreement.  Except as
                    --------------------------------
expressly affected by the provisions set forth herein, the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed by the Borrower. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, the Notes, the Security Documents, or any other Loan Document, nor constitute a waiver of any other provision of the Credit Agreement.

     SECTION 6.     Further Assurances.  Each of the Borrower and the
                    ------------------
Guarantors agrees to do, execute, acknowledge and deliver all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Lenders all and singular the rights granted or intended to be granted hereby or hereunder.

     SECTION 7.     Costs and Expenses.  Pursuant to Section 14.3 of
                    ------------------
the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Agreement, as hereby amended). In addition, the Borrower shall pay all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery of this Amendment, and agrees to save the holder of each Note harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees.

     SECTION 8.     Counterparts.  This Amendment may be executed in
                    ------------
one or more counterparts, each of which shall constitute an original but when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be equally effective as delivery of a manually executed counterpart. Any party delivering an executed counterpart of a signature page of this Amendment by telecopier shall thereafter also promptly deliver a manually executed counterpart, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

     SECTION 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY
                 -------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE BINDING UPON THE BORROWER, THE AGENT, THE LENDERS, THE ISSUING LENDERS, THE COLLATERAL AGENT, THE GUARANTORS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

     SECTION 10.  FINAL AGREEMENT.  THE WRITTEN CREDIT AGREEMENT, AS
                  ---------------
AMENDED BY THIS AMENDMENT, AND THE OTHER DOCUMENTS EXECUTED IN
CONNECTION THEREWITH AND HEREWITH, REPRESENT THE FINAL AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE

CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE BORROWER AND THE GUARANTORS, ON ONE HAND, AND THE AGENT, THE LENDERS, THE ISSUING LENDERS AND THE COLLATERAL AGENT, ON THE OTHER HAND.

     IN WITNESS WHEREOF, the parties hereof, by their offices duly authorized have executed this Amendment as of the date first written above.

                              PURINA MILLS, INC.,
                              as Borrower


                              By:------------------------------------
                              Ian R. Alexander
                              Executive Vice President and
                              Chief Financial Officer


                              TEXAS COMMERCE BANK NATIONAL
                              ASSOCIATION, Individually and as Agent


                              By:------------------------------------




                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              Individually and as Collateral Agent


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              ABN AMRO BANK, N.V.


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------

                              BANQUE PARIBAS


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              BANK OF SCOTLAND


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              THE BANK OF NOVA SCOTIA


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              FBS AG CREDIT, INC.


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------

                              HELLER FINANCIAL, INC.


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LIMITED, NEW YORK BRANCH


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              MERCANTILE BANK OF ST. LOUIS
                              NATIONAL ASSOCIATION


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------


                              NATIONAL WESTMINSTER BANK, PLC
                              NEW YORK AND/OR NASSAU BRANCHES


                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------

     Each of the undersigned, in its capacity as a Guarantor, hereby consents to the terms and conditions set forth in this Amendment, and hereby acknowledges the joint and several nature of and ratifies and confirms its obligations under its Guaranty of the obligations of the Borrower under and in connection with the Credit Agreement, as amended by this Amendment, and under the other Security Documents to which it is a party.

                              PM HOLDINGS CORPORATION


                              By:------------------------------------
                              Ian R. Alexander
                              Executive Vice President and Chief
                              Financial Officer

                              CAROLINA AGRI-PRODUCTS, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              COASTAL AG-DEVELOPMENT, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              PMI FEEDS, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              PMI NUTRITION, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              PURINA LIVESTOCK MANAGEMENT
                              SERVICES, INC.



                              By:------------------------------------
                              August F. Ottinger
                              Treasurer

                              COLE GRAIN COMPANY, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              EARTH CITY RESOURCES, INC.


                              By:------------------------------------
                              Ian R. Alexander
                              Vice President

                              GOLDEN SUN FEEDS, INC.


                              By:------------------------------------
                              August F. Ottinger
                              Vice President

                              GOLDEN SUN FINANCE, INC.


                              By:------------------------------------
                              August F. Ottinger
                              Vice President

                                                     SCHEDULE 1.1

                                          LENDERS SCHEDULE AS OF JUNE 28, 1996
                                  DOMESTIC LENDING        EURODOLLAR LENDING    REMAINING      REVOLVING         TOTAL
                                       OFFICE                   OFFICE          TERM LOAN        CREDIT        COMMITMENT
                                                                                COMMITMENT     COMMITMENT

(a)  Texas Commerce Bank         712 Main Street          712 Main Street           $0        $7,712,765.94   $7,712,765.94
     National Association        Houston, Texas 77002     Houston, Texas 77002

(b)  The CIT Group/Business      Two Lincoln Centre,      Two Lincoln Centre,       $0        $6,914,893.62   $6,914,893.62
     Credit, Inc.                Suite 200                Suite 200
                                 5420 LBJ Freeway         5420 LBJ Freeway
                                 Dallas, Texas 75240      Dallas, Texas 75240

(c)  ABN AMRO Bank N.V.,         Three Riverway, Suite    Three Riverway, Suite     $0        $6,914,893.62   $6,914,893.62
     Houston Agency              1600                     1600
                                 Houston, Texas 77056     Houston, Texas 77056

(d)  Banque Paribas, Houston     1200 Smith, Suite 3100   1200 Smith, Suite 3100    $0        $6,914,893.62   $6,914,893.62
     Agency                      Houston, Texas 77002     Houston, Texas 77002

(e)  Bank of Scotland, New York  380 Madison Avenue       380 Madison Avenue        $0        $6,914,893.62   $6,914,893.62
     Branch                      New York, New York       New York, New York
                                 10017                    10017

(f)  The Bank of Nova Scotia     600 Peachtree St. NE     600 Peachtree St. NE      $0        $4,148,936.17   $4,148,936.17
                                 Suite 2700               Suite 2700
                                 Atlanta, Georgia 30308   Atlanta, Georgia 30308

(g)  FBS AG Credit, Inc.         950 Seventeenth Street   950 Seventeenth Street    $0        $4,148,936.17   $4,148,936.17
                                 Suite 350                Suite 350
                                 Denver, Colorado 80202   Denver, Colorado 80202

(h)  General Electric Capital    501 Merritt Seven        501 Merritt Seven         $0        $4,148,936.17   $4,148,936.17
     Corporation                 3rd Floor                3rd Floor
                                 Norwalk, CT 06851        Norwalk, CT 06851

(i)  Heller Financial, Inc.      500 W. Monroe St.        500 W. Monroe St.         $0        $4,148,936.17   $4,148,936.17
                                 Chicago, IL 60661        Chicago, IL 60661

(j)  The First National Bank of  One First National       One First National        $0        $3,457,446.81   $3,457,446.81
     Chicago                     Plaza,                   Plaza
                                 Mail Suite 0088, I-14    Mail Suite 0088, I-14
                                 Chicago, Illinois 60670  Chicago, Illinois
                                                          60670

(k)  The Long-Term Credit Bank   165 Broadway, 49th       165 Broadway, 49th        $0        $2,659,574.47   $2,659,574.47
     of Japan, Ltd., New York    Floor                    Floor
     Branch                      New York, New York       New York, New York
                                 10006                    10006

(l)  Mercantile Bank of St.      721 Locust Street        721 Locust Street         $0        $3,457,446.81   $3,457,446.81
     Louis National Association  St. Louis, Missouri      St. Louis, Missouri
                                 63101                    63101

(m)  National Westminster Bank,  New York Branch          Nassau Branch             $0        $3,457,446.81   $3,457,446.81
     Plc                         175 Water Street         175 Water Street
                                 New York, New York       New York, New York
                                 10038                    10038
- --------------------------------                                               ==============================================
         TOTAL                                                                      $0       $65,000,000.00  $65,000,000.00

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